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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-21113, 333-68757 and 333-40396) of ViaSat, Inc.
of our report dated June 15, 2001, except as to Note 14 -- Subsequent Event which is as of June 21, 2001, relating to the financial statements and financial statement schedule which appear in this Form 10-K.



PricewaterhouseCoopers LLP

San Diego, California
June 28, 2001